EXHIBIT 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF SARBANES-OXLEY ACT
Pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of PDG Environmental, Inc. herby certify that the Quarterly Report of PDG Environmental, Inc. on Form 10-Q for the quarterly period ended April 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of PDG Environmental, Inc.

By:
/s/ John C. Regan

John C. Regan
Chief Executive Officer
Dated:  June 12, 2008

By:
/s/ Nicola Battaglia

Nicola Battaglia
Chief Financial Officer
Dated:  June 12, 2008

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